UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2010

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
organization)

7250 Redwood Blvd., Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,	(415) 893-8000
including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 7, 2010, Sonic Solutions (“Sonic” or the “Company”) completed the acquisition of DivX, Inc. (the “Merger”) as contemplated by the Agreement and Plan of Merger, dated as of June 1, 2010, among Sonic, Siracusa Merger Corporation, Siracusa Merger LLC and DivX, as amended by Amendment No. 1 thereto, dated August 25, 2010 (as amended, the “Merger Agreement”) as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2010 (the “Initial Report”).  In accordance with Item 9.01(a)(4) of Form 8-K, the Company hereby amends and restates Items 9.01 (b) and (c) of the Initial Report and the Exhibit Index to the Initial Report in their entirety as follows:

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The following pro forma financial information is incorporated herein by reference to Exhibit 99.7 to this Amendment No. 1 on Form 8-K/A:

•	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2010;
•	Unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended March 31, 2010 and the three months ended June 30, 2010; and
•	Notes to unaudited pro forma condensed combined financial statements of the Company.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2010

SONIC SOLUTIONS

By:	/s/ Paul F. Norris

Name: Paul F. Norris Title: Executive Vice President, Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger dated June 1, 2010; incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2010

2.2
Amendment No. 1, dated August 25, 2010, to the Agreement and Plan of Merger dated June 1, 2010; incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8K filed with the SEC on August 26, 2010

3.1	Restated Bylaws, effective as of October 7, 2010; previously filed with the Initial Report

10.1	Sonic Solutions 2010 Inducement Equity Compensation Plan; previously filed with the Initial Report

10.2	Sonic Solutions 2004 Equity Compensation Plan, Amended and Restated July 2010; incorporated by reference to Annex G to the Company’s joint proxy statement filed with the SEC on September 8, 2010

99.1	Press Release issued October 8, 2010 with respect to completion of the Merger; previously filed with the Initial Report

99.2	Press Release dated October 8, 2010 with respect to inducement option grants; previously filed with the Initial Report

99.3	Press Release dated October 13, 2010 with respect to appointment of directors

99.4
Report of Ernst & Young, LLP, independent registered public accounting firm; incorporated by reference to DivX’s Annual Report on Form 10-K (File No. 001-33029) for the fiscal year ended December 31, 2009

99.5
Audited consolidated balance sheets of DivX as of December 31, 2008 and 2009 and the consolidated statements of income, consolidated statements of stockholders’ equity and consolidated statements of cash flows of DivX for each of the three years in the period ended December 31, 2009; incorporated by reference to DivX’s Annual Report on Form 10-K (File No. 001-33029) for the fiscal year ended December 31, 2009

99.6
Unaudited consolidated balance sheet of DivX as of June 30, 2010 and the unaudited consolidated statements of income and consolidated statements of cash flows of DivX for the three and six months ended June 30, 2010, and the notes related thereto; incorporated by reference to DivX’s Quarterly Report on Form 10-Q (File No. 001-33029) for the fiscal quarter ended June 30, 2010

99.7
The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2010, the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended March 31, 2010 and the three months ended June 30, 2010, and the notes related thereto